UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2007

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 14, 2007, the Board of Directors of Wind River Systems, Inc. (the “Company” or the “Registrant”) approved amendments to certain sections of the Company’s bylaws, effective as of December 14, 2007. The Board of Directors amended Section 33 of the bylaws to authorize explicitly the issuance of uncertificated shares and the Board approved related amendments to Sections 33 and 35 of the bylaws. The Board of Directors also amended Section 45 of the bylaws to update such section to conform to applicable law and the Company’s practice regarding restrictions on advancing loans to executive officers and employee directors.

The Company’s bylaws, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Wind River Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2007	WIND RIVER SYSTEMS, INC.

	By:	/s/ Jane Bone
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Wind River Systems, Inc.